UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2012

Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop Kalispell, MT	59901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (406) 756-4200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2012 Glacier Bancorp, Inc. ("Glacier") announced the appointment of Annie M. Goodwin to Glacier's Board of Directors. Ms. Goodwin is an attorney in Helena, Montana, practicing banking and regulatory law. She served as Montana's Commissioner of Banking and Financial Institutions from 2001 to 2010. Ms. Goodwin was also appointed to serve on the Audit, Compliance, Compensation, Nominating/Corporate Governance and Risk Committees. A copy of the press release issued by Glacier announcing the appointment of Ms. Goodwin to the Board is filed as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 28, 2012 announcing the appointment of a new director.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glacier Bancorp, Inc. (Registrant)
July 3, 2012 (Date)	/s/ MICHAEL J. BLODNICK Michael J. Blodnick President and CEO